Execution Version

Exhibit 10.13

GOLDRICH MINING COMPANY

(AN ALASKA CORPORATION)

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

______________________________________________________________________________

PURCHASE AGREEMENT

SENIOR UNSECURED NOTE AND WARRANTS

______________________________________________________________________________

Instructions

ALL PURCHASERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE PURCHASE AGREEMENT

TENDER PAYMENT EITHER BY A CHECK PAYABLE TO THE ORDER OF “GOLDRICH MINING COMPANY” OR A WIRE TRANSFER TO GOLDRICH, PURSUANT TO THE INSTRUCTIONS SET FORTH ON SCHEDULE I

PLEASE COMPLETE AND SIGN TWO COPIES OF THE NON-U.S. PURCHASER REGULATION S CERTIFICATE, ATTACHED HERETO AS EXHIBIT D

PLEASE COMPLETE AND SIGN THE SELLING SECURITYHOLDER QUESTIONNAIRE ATTACHED HERETO AS EXHIBIT E

DELIVER THE SIGNED DOCUMENTS AND PAYMENT (IF NOT SENT BY WIRE TRANSFER) TO:

BY FACSIMILE TO: (509) 695-3289

BY ELECTRONIC MAIL TO: WSCHARA@GOLDRICHMINING.COM

WITH ORIGINALS BY MAIL TO:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

THE SECURITIES TO WHICH THIS PURCHASE AGREEMENT (THE “PURCHASE AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND WILL BE ISSUED IN RELIANCE UPON AN EXCLUSION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED BY RULE 903 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND PURSUANT TO SIMILAR EXEMPTIONS UNDER STATE SECURITIES LAWS.  ACCORDINGLY, THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT), EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HEDGING

1

Execution Version

TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

2

Execution Version

Goldrich Mining Company

PURCHASE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably agrees to purchase from Goldrich Mining Company (the “Company”) a senior unsecured note (the “Note”) of the Company in the form attached hereto as Exhibit A in the stated principal amount of up to $2,000,000 and warrants (the “Warrants”) to purchase up to 10,500,000 shares of common stock of the Company (the “Common Shares”) exercisable at a price equal to the greater of (i) $0.15 per Common Share or (ii) the Market Price (as defined below) per Common Share on date of issuance of the Warrants (the “Warrant Shares”) (collectively, the Note and Warrants are hereinafter referred to as the “Offered Securities” and the Note, the Warrants and the Warrant Shares are hereinafter referred to as the “Securities”), for an aggregate purchase price of up to $2,000,000 less a 5% original issue discount on each Loan set forth on Schedule II and payable pursuant to the scheduled payments as set forth on Schedule II.  The Company and the Purchaser each agrees to be bound by its representations, warranties and covenants in this Purchase Agreement. The Purchaser further agrees, without limitation, that the Company may rely upon the Purchaser’s representations, warranties and covenants contained in such documents.

PURCHASE AND PURCHASER INFORMATION

PLEASE PRINT CLEARLY all information (other than signatures), as applicable, in the space provided below

(Name of Purchaser)

Account Reference (if applicable):
By:
Authorized Signature

(Official Capacity or Title – if the Purchaser is not an individual)

________________________________________________

 (Name of individual whose signature appears above if different than the name of the Purchaser printed above.)

________________________________________________

(Purchaser’s Address)

________________________________________________

________________________________________________

(Email Address)

________________________________________________

 (Telephone Number)

If the Purchaser is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

________________________________________________

 (Name of Principal)

________________________________________________

(Principal’s Address)

________________________________________________

________________________________________________

PLEASE PRINT CLEARLY

Account Registration Information:

________________________________________________

(Name)

________________________________________________

 (Account Reference, if applicable)

________________________________________________

S.S.N. or Tax I.D. Number of Purchaser

________________________________________________

 (Address)

________________________________________________

________________________________________________

Delivery Instructions as set forth below:

________________________________________________

 (Name)

________________________________________________

 (Account Reference, if applicable)

________________________________________________

 (Address)

________________________________________________

________________________________________________

________________________________________________

 (Contact Name)

________________________________________________

 (Telephone Number)

PURCHASER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THIS PURCHASE AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS WHICH FOLLOW AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

IN WITNESS WHEREOF, Purchaser has executed this Purchase Agreement as of this 24th day of January, 2014.

PURCHASER:

By:

_____________________________________________________

Name:   _____________________________________________________

Title: _____________________________________________________

ACCEPTANCE:

This Purchase Agreement is hereby accepted by the Company as of this 24th day of January, 2014.

Goldrich Mining Company

By:

Name: William Schara

Title:    Chief Executive Officer

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Execution Version

SENIOR UNSECURED NOTE PURCHASE AGREEMENT

GOLDRICH MINING COMPANY

(an Alaska corporation)

(this “Agreement”)

1.

Unsecured Note Purchase: The above-signed purchaser (the “Purchaser”) irrevocably agrees to purchase from Goldrich Mining Company, an Alaska corporation (“Goldrich” or the “Company”), a senior unsecured note of the Company in the form attached hereto as Exhibit A in a stated principal amount of up to $2,000,000 (the “Note”) and warrants in the form attached hereto as Exhibit B (the “Warrants”), as part of an offering of up to $2,000,000 (the “Private Placement”), for an aggregate purchase price in the amount of up to $2,000,000 (“Aggregate Principal Amount”) less a 5% original issue discount on each Loan set forth on Schedule II, to be paid at times and in amounts pursuant to the schedule set forth on Schedule II hereof and the provisions of Section 1(b) below (such amounts as actually received by the Company in accordance with this Agreement and the Note, the “Aggregate Purchase Price”), and an amount of Warrants pro rata based on the principal amount of Loans funded in accordance with Schedule II hereof.  Subject to the terms of this Agreement, the Purchaser reserves the right, in its sole and absolute discretion, to determine whether to fund Loans 2 through 6 as set forth on Schedule II.  All figures are in United States Dollars unless otherwise specified.  (Collectively, the Note and Warrants are hereinafter referred to as the “Offered Securities” and the Note, the Warrants and the Warrant Shares are hereinafter referred to as the “Securities”). Such purchase is subject to the following terms and conditions:

a.

Initial Loan and Issuance of Note:  The Company’s obligation to repay the principal amount of the Loans, all interest accrued on the principal amount and any other amounts as may become due and payable under this Agreement and the Note, shall be evidenced by the issuance by the Company of the Note in the form set forth in Exhibit A hereto.  The issuance of the Note shall be conditioned upon the Purchaser funding Loan 1 as set forth on Schedule II hereto on or before the first Closing Date under Section 1g below pursuant to the payment of the Purchase Price as set forth in Section 1d below.

b.

Subsequent Loans and Amendment of the Note: The Company’s obligation to repay additional principal amounts and interest accrued on additional principal amounts based on subsequent Loans shall be evidenced by the amendment of Schedule B to the Note upon the funding of each additional Loan to reflect the increase in the principal amount of the Note and the date of the amount of such increase in the principal amount.  The Company’s obligation to amend the Note to reflect the increase in the principal amount is conditioned upon the Purchaser funding the subsequent Loan in accordance with this Agreement and the Note. Purchaser shall have a ten (10) Business Day grace period to cure any missed funding deadline after the relevant deadline set forth on Schedule II, subject to the Company’s right to terminate this agreement and its obligation to accept any additional Loans at any time upon five (5) Business Days’ written notice to the Purchaser.  The parties hereto acknowledge that NyacAU, LLC, an Alaska limited liability company (“NyacAU”), and the Guarantor (as defined below) are members of Goldrich NyacAU Placer, LLC, an Alaska limited liability company (the “Joint Venture”), and that pursuant to its letter to the Company dated December 30, 2013, NyacAU has filed a mechanic’s lien on the placer mining claims held by the Joint Venture (the “Placer Lien”). Notwithstanding the schedule of Loans as set forth on Schedule II, if the Placer Lien is not removed by the funding date for Loan 2 as set forth

Execution Version

on Schedule II, then (i) the funding date for Loan 2 will be pushed back to the date that the Placer Lien is removed and the Company provides an officer’s certificate to the Purchaser certifying that the placer mining claims subject to the Joint Venture are not subject to such Placer Lien and (ii) each of the funding dates for Loans 3 through 6 will be pushed back a number of days equal to the number of days that elapse from the original funding date for Loan 2 to the date that the Company delivers the above referenced officer’s certificate regarding the removal of the Placer Lien.

c.

Guaranty: The Company’s obligation to repay the principal amount of the Loans, and pay all interest accrued on the principal amount and any other amounts as may become due and payable under this Agreement and the Note, shall be guaranteed by Goldrich Placer, LLC (the “Guarantor”), the Company’s wholly owned subsidiary, pursuant to a guaranty, dated January 24, 2014, by and between the Guarantor and the Purchaser (the “Guaranty”).  The Guaranty is attached hereto as Exhibit C.

d.

Purchase Price:  The deemed “Purchase Price” for each Closing is the amount invested per Loan and a pro rata amount of Warrants as set forth on Schedule II.

e.

Tender of Purchase Price:  For each Loan funded in accordance with this Agreement and the Note, Purchaser shall tender to Goldrich on or before the applicable Closing Date the scheduled Purchase Price as set forth on Schedule II either by a check payable to the order of “Goldrich Mining Company” or a wire transfer to Goldrich, pursuant to the instructions set forth on Schedule I.

f.

Warrants:  Each Warrant is non-transferable and is exercisable at any time after issuance to acquire one share of common stock of the Company (a “Warrant Share”) at an exercise price equal to the greater of (i) $0.15 per Warrant Share or (ii) the Market Price (as defined below) of a Common Share on date of issuance of the Warrants per Warrant Share for a term ending on the fifth anniversary of the applicable Closing Date.  Upon payment of the Purchase Price, the Warrants will be duly authorized, fully paid and non-assessable and issued immediately following the applicable Closing Date pursuant to Section 1g. As used herein, “Market Price” means the closing price of the Common Shares on the Common Shares’ principal trading market in the United States or Canada on the last Business Day before the date of issuance of the Warrants.

As used in this Agreement “Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

The form of Warrant is attached hereto as Exhibit B.

g.

Closings:  A closing (each, a “Closing”) shall occur on the date specified in Schedule II (or, if such date is not a Business Day, the next Business Day), except as such dates may be extended pursuant to the provisions of Section  1(b) above, at the offices of Dorsey & Whitney LLP, 1400 Wewatta Street, Suite 400 Denver, CO  80202 or at such other date or place as may be agreed by Goldrich and the Purchaser (each, a “Closing Date”).  All funds will be delivered to Goldrich.  The Note purchased herein will not be deemed issued to, or owned by, the Purchaser until this Agreement has been executed by the Purchaser and countersigned by Goldrich, and the scheduled payment for Loan 1 in

Execution Version

relation to such Note required to be made herein has been made. Each Closing is subject to the fulfillment of the following conditions (the “Conditions”) which Conditions Goldrich and the Purchaser covenant to exercise their reasonable best efforts to have fulfilled on or prior to each Closing Date:

(i)

the Purchaser shall have tendered the scheduled Purchase Price to Goldrich, and Goldrich shall have executed and delivered to the Purchaser the Note, including an amended Schedule B thereto, and the Warrants issuable upon funding of the applicable Loan;

(ii)

all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained by the Company and, where applicable, executed by or on behalf of the Purchaser;

(iii)

Goldrich shall have authorized and approved the execution and delivery of this Agreement and the issuance, allotment and delivery of the Note and the Warrants;

(iv)

the Guaranty will have been fully executed and delivered to the Purchaser;

(v)

Goldrich and the Purchaser shall have complied with their respective covenants contained in this Agreement to be complied with prior to such Closing;

(vi)

the representations and warranties of Goldrich and the Purchaser set forth in this Agreement shall be true and correct as of such Closing Date;

(vii)

no Event of Default shall have occurred as defined in the Note or the Guaranty;

(viii)

Goldrich shall have delivered a certificate from its Chief Executive Officer stating that the representations and warranties contained in this Agreement are true and correct in all material respects as of such Closing Date;

(ix)

Goldrich shall have delivered a certificate from its Secretary certifying (A) Goldrich’s articles of incorporation and bylaws; (B) resolutions from Goldrich’s Board of Directors authorizing this Agreement and the Note, and incurrence of the debt contemplated hereby; and (C) the names of Goldrich’s officers and the offices held by such persons;

(x)

Guarantor shall have delivered a certificate from its member certifying (A) Guarantor’s articles of organization and operating agreement; and (B) resolutions from Guarantor’s member authorizing the Guaranty;

(xi)

Goldrich shall have delivered certificates of good standing from the Alaska Department of Commerce, Community and Economic Development certifying the good standing of Goldrich and the Guarantor; and

(xii)

Goldrich shall have delivered a certificate of good standing from the Washington secretary of state certifying the good standing of Goldrich.

h.

Issuance of Securities:  On each Closing Date for each Loan funded by the Purchaser, Goldrich shall deliver to the Purchaser at the Closing, the certificates representing the Note and the Warrants purchased by the Purchaser in relation to such Closing.  The

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Securities have not been registered under the U.S. Securities Act or 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state in the United States.

i.

Allocation of Purchase Price:  For United States federal and state tax purposes, the Purchase Price for each Closing shall be allocated 99.9% to the applicable Loan made at such Closing and 0.1% pro rata among the Warrants issued to Purchaser at such Closing. Unless otherwise required pursuant to a final “determination” (as defined in Section 1313(a) of the Internal Revenue Code of 1986, as amended), each of Goldrich and Purchaser shall make all tax returns and other filings consistent with such allocation.

2.

Representations and Warranties: Purchaser hereby represents, warrants and acknowledges to Goldrich as of the date hereof and as of each Closing Date:

a.

PURCHASER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

b.

Purchaser is not an underwriter and Purchaser is acquiring the Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of the Securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

c.

Purchaser understands the speculative nature and risks of investments associated with the Company.

d.

Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act or any applicable state securities laws and are being offered and sold to the Purchaser pursuant to Rule 903 of Regulation S under the U.S. Securities Act.

e.

The Purchaser acknowledges that the Securities may be not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities or “blue sky” laws.  The Purchaser acknowledges that the Securities are “restricted securities” (as such term is defined under Rule 144 under the U.S. Securities Act) and may only be offered, sold, transferred, pledged, or hypothecated to any person pursuant to registration under the U.S. Securities Act or pursuant to an exemption from the registration requirements of the U.S. Securities Act.  Without limiting the generality or application of any other covenants, representations, warranties and acknowledgements of the Purchaser respecting resale of the Securities, if the Purchaser decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

Execution Version

(i)

the sale is to the Company;

(ii)

the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws;

(iv)

the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; or

(v)

the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities;

and, in relation to (ii), (iii) and (iv) above, the Purchaser has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Company; the Purchaser understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.

f.

At the time of purchase, Purchaser reviewed the economic consequences of the purchase of the Note and the Warrants with its attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company.   Purchaser consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws.  Purchaser has received copies of, or has access to, the Company’s Form 10-K for the year ended December 31, 2012, the Company’s Form 10-Q for the quarter ended June 30, 2013, the Company’s Definitive Proxy Statement on Schedule 14A filed on October 23, 2013 and the Company’s current reports on Form 8-K filed since January 1, 2013, all of which are filed electronically on EDGAR.

g.

Purchaser had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in Goldrich.

h.

Purchaser confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to hold the Note and the Warrants for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Purchaser based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Purchaser’s net worth, and (v) Purchaser by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own  interests  in connection with this investment.

Execution Version

i.

The Purchaser has not purchased the Note and the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

j.

The Purchaser has completed and delivered a Non-U.S. Purchaser Regulation S Certificate (Exhibit D).

k.

The certificates representing the Note and Warrants and Warrants Shares upon exercise of the Notes, delivered pursuant to this Agreement, and any certificates issued in replacement or exchange thereof, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [IN THE CASE OF WARRANTS: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. [IN THE CASE OF SHARES: DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” ON STOCK EXCHANGES.]”

Notwithstanding the foregoing, Goldrich or its transfer agent shall issue certificates representing Warrant Shares without a restrictive legend if there is an effective registration statement and the holder certifies that the exercise is in connection with a sale and the holder has complied with the applicable prospectus delivery requirements and applicable securities laws.

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If the Certificates representing the Securities have been held for a period of at least six (6) months (or such other period as may be prescribed by the United States Securities and Exchange Commission (the “SEC”)) and if Rule 144 under the U.S. Securities Act is otherwise available (there being no representations by the Company that Rule 144 is available), then the undersigned may make sales of the Securities pursuant to the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or exemptions therefrom and the above legend may be removed from such Certificates upon delivery of an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company and its transfer agent that the legend is no longer required under the U.S. Securities Act or any applicable state securities laws.

l.

The Purchaser acknowledges that (i) the Securities are subject to a six month hold period under Rule 144 during which period the Securities may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. Person unless pursuant to registration under the U.S. Securities Act or an exemption from such registration requirements and in compliance with any applicable state securities laws, and (ii) the Securities are a “restricted security” under Rule 144 under the U.S. Securities Act, will continue to be a “restricted security” notwithstanding any resale under Regulation S, the legend affixed to the Securities set forth in sub-paragraph k above may not be removed upon resale under Regulation S and, therefore, delivery of the certificates may not constitute “good delivery” on foreign stock exchanges.

m.

The Purchaser acknowledges that the Warrants may not be exercised by or on behalf of a U.S. Person or a person in the United States unless the Warrants and the Warrant Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel of recognized standing, or such other evidence of exemption, in form and substance reasonably satisfactory to the Company to such effect.

n.

The Purchaser acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE

Execution Version

SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

o.

If the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the shares of common stock as contemplated herein and to carry out and perform its obligations under the terms of this Agreement;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)

an individual, the Purchaser is of full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder.

p.

The entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser is a party or by which it is or may be bound.

q.

This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

r.

The funds representing the Purchase Price which will be advanced by the Purchaser to Goldrich hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that Goldrich may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the Purchase Price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

s.

The Purchaser acknowledges that no person has made to the Purchaser any written or oral representations:

Execution Version

(i)

that any person will resell or repurchase any of the Securities;

(ii)

that any person will refund the purchase price of any of the Securities; or

(iii)

as to the future price or value of any of the Securities.

t.

The Purchaser acknowledges that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and each beneficial purchaser for whom the Purchaser may be acting.

u.

In connection with the Purchaser’s subscription, the Purchaser has not relied upon Goldrich for investment, legal or tax advice, and has in all cases sought or elected not to seek the advice of the Purchaser’s own personal investment advisers, legal counsel and tax advisers.  In particular, Purchaser acknowledges that there may be tax consequences to its purchase, holding and sale of the Securities and that the Company has not provided any advice to the Purchaser in relation to such tax consequences, including but not limited to, any advice regarding the Company’s status as a U.S. Real Property Holding Company or any tax consequences relating thereto.

w.

Purchaser acknowledges that (i) a cash commission in the amount of 3% of the Aggregate Principal Amount and (ii) warrants to purchase shares of common stock of the Company equal to 8% of the Aggregate Principal Amount (the “Placement Agent Warrants”), are payable by the Company in aggregate to three placement agents (each, a “Placement Agent”) in connection with this transaction.

x.

If the Purchaser is a resident of an International Jurisdiction (which is defined herein to mean a country other than the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Securities, any securities laws having application to the Purchaser and the Offering other than the laws of the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Company and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

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(iv)

the International Securities Laws do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Company complies with all International Securities Laws.

All information which the Purchaser has provided concerning the Purchaser is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Company, the Purchaser will immediately provide such information to the Company.

3.

Company Representations, Warranties and Covenants.   The Company represents, warrants  and covenants (and acknowledges that the Purchaser is relying on such representations, warranties and covenants) that, as of each Closing Date:

a.

the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation, the Company’s subsidiary, Goldrich Placer, LLC, is a valid and subsisting limited liability company duly organized and in good standing under the laws of its jurisdiction of organization, and Goldrich has no subsidiaries other than as set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2012;

b.

each of the Company and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

c.

the Company will reserve or set aside sufficient Common Shares in its treasury to issue to Purchaser Warrant Shares held by Purchaser, exercise of all of the Warrants held by the Purchaser, and all Notes, Warrants and Warrant Shares will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

d.

attached hereto as Schedule III is a true and accurate accounting of the Company’s current share capital structure on a fully diluted basis and a pro forma accounting showing the Company’s share capital structure following this completion of the Private Placement;

e.

the issue and sale of the Note and Warrants by the Company and the execution and delivery of this Agreement and the Note do not and will not conflict with, and do not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Company is a party;

f.

the Company has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the offering of the Note and the Warrants;

g.

the Company has filed all documents that it is required to file under the continuous disclosure provisions of applicable securities laws in the United States, including annual

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and interim financial information and annual reports and quarterly reports and all other filings required under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations thereunder, including all periodic reports required by Section 13(a) of the 1934 Act and the rules and regulations thereunder;

h.

each document filed or to be filed prior to the Closing with the SEC pursuant to the 1934 Act complied, or will comply, when so filed, in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder, as applicable, and none of such documents contained, or will contain, at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not false or misleading;

i.

subsequent to the respective dates as of which information is given in the documents filed with the SEC pursuant to the 1934 Act and the rules and regulations thereunder, and except as otherwise disclosed in such documents, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its share capital, (ii) there has not been any material change  in the share capital or long-term or short-term debt of the Company or any of its subsidiaries, (iii) neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labour dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and its subsidiaries, taken as a whole. Since the date of the latest audited balance sheet included in the documents filed with the SEC pursuant to the 1934 Act and the rules and regulations thereunder, the business of the Company and its subsidiaries have been carried on in the usual and ordinary course and neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and its subsidiaries, taken as a whole, except as for liabilities, obligations and transactions which are disclosed in such documents;

j.

except as disclosed in the reports the Company files with the SEC, there are no legal or governmental actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened, to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on the Company;

k.

except as disclosed in the reports the Company files with the SEC, there are no judgments against the Company or any of its subsidiaries, if any, which are unsatisfied, nor is the Company or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

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l.

the issuance of the Note, the Warrants and the Warrant Shares upon exercise of the Warrants has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to issue the Note, the Warrants and the Warrant Shares;

m.

this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake this Offering;

n.

this Agreement and the Note have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against it in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally;

o.

the Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the valid and legally binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally;

p.

subject to the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Note and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the U.S. Securities Act, from the registration or qualifications requirements of the state securities or “blue sky” laws and regulations of any applicable state or other applicable jurisdiction;

q.

the Company’s shares of common stock trade on the Financial Industry Regulatory Authority’s Over the Counter Bulletin Board (the “OTCBB”);

r.

no order ceasing, halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters, and, to the best of the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened;

s.

the Company is a “reporting issuer” under section 12 of the 1934 Act and is not in default of any of the requirements of the 1934 Act;

t.

the Company is not an “investment company” within the meaning of the Investment Company Act of 1940;

u.

neither the Company nor any of its affiliates, nor any person acting on its or their behalf has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Note or Warrants;

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v.

the warranties and representations in this section are true and correct and will remain so as of each Closing Date;

w.

the gold forward sales contracts listed on Schedule 3(w) attached hereto are the only secured indebtedness of the Company and its subsidiaries outstanding on the date of any Closing, and there is outstanding no other indebtedness of the Company or its subsidiaries that purports to be senior in right of payment to this Note or the Guaranty on the date of any Closing;

x.

other than any indebtedness of the Company that already is outstanding on the date of this Agreement, neither the Company nor any of the Company’s subsidiaries will issue or incur any secured debt or any debt that purports to rank senior in right of payment to, or pari passu with, the Note or the Guaranty until the Note and all interest thereon has been fully paid;

y.

the Company will not pay any dividends or make any distributions to equity holders of the Company until the Note and all interest thereon has been fully paid;

z.

the Company will not enter into any transaction with any affiliates unless such transaction is fair and reasonable to the Company; for purposes of this Section 3(z), “affiliate” has the meaning given thereto in Rule 12b-2 promulgated under the 1934 Act;

aa.

the Company will not form or directly or indirectly acquire any additional subsidiaries that are not subsidiaries of the Company as of the date of this Agreement unless it causes any such subsidiary to guarantee the Company’s indebtedness under the Note in substantially the form of the Guaranty and otherwise reasonably satisfactory to the Purchaser; and

bb.

the placer mining claims leased to the Joint Venture, (a) to the extent they are owned in fee simple by the Company, are owned by the Company free and clear of all defects in title, (b) to the extent they are leased by the Company, to the Company’s knowledge such leases are valid and in good standing, without default, and (c) with respect to unpatented mining claims and mill sites, such claims were properly located, laid out and monumented, all required location and validation work was properly performed, all fees, taxes and assessments have been paid current, all annual work requirements were met and notices filed with the appropriate government agencies and such claims are in good standing, free and clear of defects in title and the Company does not have any knowledge of conflicting mining claims and there are no pending or threatened actions, suits, claims or proceedings affecting the Company’s interests in the claims.

4.

Registration Rights

a.

Goldrich shall use reasonable commercial efforts to (i) prepare and file with the SEC within sixty (60) calendar days after March 31, 2014 and again after each Loan is funded, if the Purchaser determines to fund the additional Loans on such dates pursuant to Schedule II hereof, a registration statement (on Form S-3, S-1, or other appropriate registration statement form reasonably acceptable to the Purchaser) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Goldrich (except as specifically provided in Section 4c hereof), in respect of the Purchaser and each

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Placement Agent, so as to permit a public offering and resale of, respectively, (A) the Warrant Shares related to the Warrants outstanding on the date of such Registration Statement and (B) the shares of the Company’s common stock issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Shares”) (such Warrant Shares, together with the Placement Agent Shares, the “Registrable Securities”) in the United States under the U.S. Securities Act by the Purchaser and each Placement Agent as selling stockholders and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible and not later than the earlier of (a) one hundred and twenty (120) calendar days from the date of filing the Registration Statement in the event of an SEC review of the Registration Statement, and (b) the fifth trading day following the date on which Goldrich is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  Goldrich will notify the Purchaser of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days on which the OTCBB is open for quotation) (each, a “Trading Day”).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities outstanding on the date it is filed, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the SEC pursuant to the U.S. Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule); provided, however, that if 100% of the Registrable Securities to be registered hereunder, together with (a) any other securities of the Company that are currently being registered for resale with SEC pursuant to an effective registration statement under the U.S. Securities Act (the “Currently Registered Securities”) and (b) any other securities of the Company that are currently unregistered under the U.S. Securities Act but in respect to which the Company has previously granted registration rights (the “Currently Unregistered Securities”), shall equal or exceed 33% of the issued and outstanding common stock of Goldrich (less any shares of common stock held by affiliates of Goldrich and the holders of the Registrable Securities) on the actual filing date of the initial Registration Statement, the initial Registration Statement shall register that number of Registrable Securities which together with the Currently Registered Securities and Currently Unregistered Securities shall equal 33% of the issued and outstanding shares of common stock of Goldrich (less any shares of common stock held by affiliates of Goldrich and the holders of the Registrable Securities) on such actual filing date minus 10,000 shares of common stock. In such event, the number of Registrable Securities to be registered for each holder of the Registrable Securities shall be reduced pro-rata among all holders selling under the initial Registration Statement.

b.

Goldrich will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act, and shall prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective, until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement; (ii) if counsel to Goldrich delivers to the Purchaser a legal opinion that the Registrable Securities may be sold under the provisions of Rule 144 without any current information, time, volume or manner limitations pursuant to Rule 144 or any similar provision then in effect under the U.S. Securities Act and, if requested by Goldrich’s transfer agent in connection with any sale by a holder of the Registrable Securities, counsel to Goldrich

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provides a legal opinion to Goldrich’s transfer agent to such effect; (iii) all Registrable Securities have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the U.S. Securities Act and Goldrich has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend; (iv) Goldrich obtains the written consent of the Purchaser; or (v) seven years from the Effective Date (the “Effectiveness Period”).

c.

All fees, disbursements and out-of-pocket expenses and costs incurred by Goldrich in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of Goldrich, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Goldrich.  The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities (other than the Placement Agent Shares) being registered and the fees and expenses of its counsel.   Goldrich shall qualify any of the Registrable Securities for sale in such states as the Purchaser reasonably designates within twenty (20) days following the original filing of such Registration Statement and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser or any registered broker-dealer acting on behalf of the Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Purchaser.  However, Goldrich shall not be required to qualify in any state which will require an escrow or other restriction relating to Goldrich and/or the sellers, or which will require Goldrich to qualify to do business in such state or require Goldrich to file therein any general consent to service of process.  Goldrich at its expense will supply the Purchaser with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Purchaser.

d.

If at any time or from time to time after the Effective Date, Goldrich notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 4(e) below), the Purchaser shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser receives written notice from Goldrich that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Goldrich’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  Goldrich must, if lawful, give the Purchaser notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

e.

“Potential Material Event” means any of the following: (i) the possession by Goldrich of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of Goldrich that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Goldrich; or (ii) any material engagement or activity by Goldrich which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of Goldrich, be adversely affected by

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disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of Goldrich that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) Goldrich shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days Goldrich is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

f.

The Purchaser will use commercially reasonable efforts to cooperate with Goldrich in connection with this Agreement, including timely supplying all information reasonably requested by Goldrich (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit E, and all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Purchaser, or by any other purchaser of securities of Goldrich having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Goldrich under this Agreement.

g.

Whenever Goldrich is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, Goldrich shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the  assistance and cooperation as reasonably required of the Purchaser with respect to each Registration Statement:

(i)

furnish to the Purchaser such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the U.S. Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Purchaser;

(ii)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request (subject to the limitations set forth in Section 4(b) above), and do any and all other acts and things which may be necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Purchaser;

(iii)

cause the Registrable Securities to be quoted or listed on each service on which the shares of common stock of Goldrich are then quoted or listed;

(iv)

notify the Purchaser, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the U.S. Securities Act, of the happening of any event of which it has knowledge as a result of which

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the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and Goldrich shall prepare and file a curative amendment as promptly as commercially reasonable;

(v)

as promptly as practicable after becoming aware of such event, notify the Purchaser, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(vi)

promptly notify Purchaser after it shall receive notice thereof, of the time when the Registration Statement has become effective or that a supplement to any prospectus forming a part of such Registration Statement has been filed; and

(vii)

provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

h.

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 4, the Purchaser hereby covenants with Goldrich (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the U.S. Securities Act to be satisfied and (ii) to notify Goldrich promptly upon the Purchaser’s disposition of all of the Registrable Securities held by the Purchaser.

5.

Indemnity and Contribution Regarding Registration Statement

(a)

Goldrich agrees to indemnify and hold harmless each Purchaser, its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Purchaser within the meaning of Section 15 of the U.S. Securities Act, and each person who controls any underwriter within the meaning of Section 15 of the U.S. Securities Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Purchaser or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Goldrich to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Goldrich will, as incurred, reimburse such Purchaser, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Purchaser, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Goldrich shall not be liable in any

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such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Purchaser, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Goldrich by an instrument duly executed by or on behalf of the Purchaser, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Purchaser in writing; or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Purchaser prior to the pertinent sale or sales by such Purchaser and not delivered by the Purchaser to the individual or entity to which it made such sale(s) prior to such sale(s).

(b)

The Purchaser agrees to indemnify and hold harmless Goldrich from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Goldrich may become subject (under the U.S. Securities Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Purchaser or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Goldrich by an instrument duly executed by or on behalf of such Purchaser and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Purchaser shall not be liable in any such case for (1) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Purchaser and delivered to Goldrich before the sale from which such loss occurred; or (2) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser and delivered by the Purchaser to the individual or entity to which it made such sale(s) prior to such sale(s), and the Purchaser, severally and not jointly, will, as incurred, reimburse Goldrich for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  Notwithstanding the foregoing, the Purchaser shall not be liable or required to indemnify Goldrich in the aggregate for any amount in excess of the net amount received by the Purchaser from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

(c)

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the

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indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate.  In the event that the indemnifying party chooses to assume the defense of the indemnified party, the indemnifying party will first acknowledge in writing its liability to the indemnified party for indemnification hereunder.

(d)

If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Goldrich on the one hand and the Purchaser, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Goldrich on the one hand or the Purchaser, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Goldrich and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In any event, the Purchaser shall not be liable or required to contribute to Goldrich in the aggregate for any amount in excess of the net amount received by the Purchaser from the sale of its Registrable Securities.

6.

Expenses: On the Closing Date for Loan 1, the Company shall reimburse the Purchaser for reasonable and actual out-of-pocket expenses incurred by the Purchaser in connection with this Agreement, not to exceed the aggregate amount of US$15,000.  On the Closing Date for Loan 2, if the

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Purchaser elects to fund such Loan 2, the Company shall reimburse the Purchaser for reasonable and actual out-of-pocket expenses incurred by the Purchaser in connection with this Agreement, not to exceed the aggregate amount of US$15,000. On the Closing Date for Loan 5, if the Purchaser elects to fund such Loan 5, the Company shall reimburse the Purchaser for reasonable and actual out-of-pocket expenses incurred by the Purchaser in connection with this Agreement, not to exceed in the aggregate amount of US$10,000.

7.

Standstill:  Except for the Purchaser’s right to acquire Warrant Shares upon exercise of Warrants, the Purchaser hereby agrees that from the Closing Date through November 1, 2015, the Purchaser and any of its affiliates (as such term is defined under the 1934 Act) will not in any manner, directly or indirectly, (i) purchase any equity securities of the Company which have voting rights in the election of directors, including but not limited to common stock or preferred stock of the Company (“Voting Securities”) or any securities convertible or exercisable to obtain Voting Securities of the Company; (ii) collaborate or enter into any agreement with any third party to gain voting control over any Voting Securities of the Company; (iii) engage in any “solicitation” of “proxies” (as such terms are used in the proxy rules of the 1934 Act) or consents to vote any Voting Securities of the Company;  (iv) form, join or in any way participate in a “group” (as defined under the 1934 Act) in respect of the Company’s voting securities; or (v) otherwise attempt to gain voting control over any Voting Securities of the Company; provided, however, that Bipin Patel has the right to purchase up to 5 million shares of the Company’s common stock in the open market without violating the terms of this Agreement or the Note, and Purchaser has the right to purchase up to 5 million shares of the Company’s common stock in the open market without violating the terms of this Agreement or the Note.

8.

Canadian Exchange Listing:  The Company hereby covenants to use its commercially reasonable efforts to list on a Canadian national stock exchange as soon as practicable after the final Closing hereunder.

9.

Covenants Regarding Guaranty:  Purchaser’s obligation to purchase the Note is conditioned upon the Company causing Guarantor as its subsidiary to enter into the Guaranty Agreement.  In relation thereto, the Company shall use its best efforts to cause Guarantor to (i) undertake all actions as are necessary to enter into the Guaranty and (ii) timely and fully perform its obligations thereunder.  Further, the Company, in its role as the sole member of Guarantor, will undertake all approvals, authorizations and ratifications as may be necessary for Guarantor to authorize the Guaranty and to timely and fully perform its obligations thereunder.

10.

Termination: Either party hereto may terminate this Agreement at any time upon five (5) Business Days written notice to the other party in accordance with Section 22 hereof, and upon such termination, (a) Company’s obligation to accept, and the Lender’s obligation to fund, any Loans not yet funded in accordance with Schedule II and the Company’s obligation to issue pro rata Warrants in connection with such Loans immediately will terminate; and (b) the Company immediately will have the right to prepay the Note without penalty as provided in the Note.  Notwithstanding the foregoing, however, upon termination of this Agreement, the Company’s obligation to pay any amounts outstanding for previously funded Loans, including interest thereon, shall continue in full force and effect in accordance with the terms of this Agreement and the Note, and any Warrants previously issued hereunder will remain outstanding in accordance with the terms hereof.  If not otherwise terminated in accordance with the foregoing in this Section 10, this Agreement shall terminate following termination of both the Note and the Warrants pursuant to their terms, except for Section 4 and 5 hereof, which shall terminate upon satisfaction of the registration rights granted thereunder pursuant to the terms thereof.  Any

Execution Version

termination of this Agreement notwithstanding, Sections 11, 12, 13, 14, 22 and 26 shall survive any such termination.

11.

Governing Law and Construction:  THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.  Whenever possible, each provision of this Agreement and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective and valid under such applicable law, but if any provision of this Agreement or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument, or transaction contemplated hereby or relating hereto.

12.

Venue:  THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE OTHER PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

13.

Waiver of Trial By Jury:  EACH OF THE COMPANY AND THE PURCHASER, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

14.

Indemnification:

(a)

Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Goldrich and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any covenant, representation, warranty, or acknowledgement of Purchaser contained in this Agreement.

(b)

The Company acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless the Purchaser and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any covenant, representation, warranty, or acknowledgement of the Company contained in this Agreement.

Execution Version

(c)

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 14, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate.  In the event that the indemnifying party chooses to assume the defense of the indemnified party, the indemnifying party will first acknowledge in writing its liability to the indemnified party for indemnification hereunder.

(d)

If the indemnification provided for in this Section 14 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Goldrich on the one hand and the Purchaser, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

15.

Nonassignability:   Except as otherwise expressly provided herein, this Agreement may not be assigned by Purchaser to any person other than an Affiliate of Purchaser.  This Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  For purposes of this Section 15, “Affiliate” has the meaning given thereto in Rule 12b-2 promulgated under the 1934 Act.

16.

Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the Note and the Warrants and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

17.

Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

Execution Version

18.

Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

19.

Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

20.

Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

21.

Disclosure Required Under State Law: The offering and sale of the Note is intended to be exempt from registration under the securities laws of certain states.  The Purchaser may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Goldrich upon written request.

22.

Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Purchaser:

At the address designated on the signature page of this Agreement.

With copies (which shall not constitutes notice) to:

Liner LLP

1100 Glendon Ave., 14th Floor

Los Angeles, CA 90024

Attn: Mitchell Regenstreif, Esq.

Fax: 310.500.3501

Bipin A. Patel

1816 Arrowhead Drive

Oakland, CA 94611

If to the Company:

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, WA  99223-7614

Attention:  William Schara

Telephone No.: (509) 768-4468

Facsimile No.: (509) 695-3289

Email: wschara@goldrichmining.com

With a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

1400 Wewatta Street, Suite 400

Denver, CO  80202-5549

Fax:  303-629-3450

Attention:  Jason K. Brenkert, Esq.

Execution Version

23.

Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

24.

Facsimile and Counterpart Agreements:  Goldrich shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the Purchaser, and acceptance by Goldrich of such executed Agreement shall be legally effective to create a valid and binding agreement between the Purchaser and Goldrich in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

25.

Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after any Closing hereunder, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

26.

Governing Language:  This Agreement has been prepared in the English language and the English language shall control its interpretation. All consents, notices, reports and other written documents to be delivered or provided by a party under this Agreement shall be in the English language, and in the event of any conflict between the provisions of any document and the English language translation thereof, the terms of the English language translation shall control.

Execution Version

Exhibit A

NOTE

[See Attached]

Exhibit A - 1

Execution Version

Exhibit B

FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

GOLDRICH MINING COMPANY

CLASS ♦ WARRANTS
TO PURCHASE SHARES

OF COMMON STOCK OF

GOLDRICH MINING COMPANY

CERTIFICATE NO.: ♦

Class ♦ Warrant to Purchase

Exhibit B - 1

Execution Version

♦ Shares of Common Stock

[DATE]

(“Issue Date”)

FOR VALUE RECEIVED, GOLDRICH MINING COMPANY, an Alaska corporation (the “Company”), hereby certifies that __________________________________, its successor or permitted assigns (the “Holder”), is entitled, subject to the provisions of this Class ♦ Warrant, to purchase from the Company, at the times specified herein, ♦ fully paid and non-assessable shares of common stock of the Company, par value $0.10 per share (the “Common Shares”), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

1.

Definitions.  (a)  The following terms, as used herein, have the following meanings:

“Accelerated Expiration Price” has the meaning set forth in Section 4(a) hereof.

“Acceleration Trigger Date” has the meaning set forth in Section 4(a) hereof.

“Affiliate” shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

“Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

“Cashless Exercise” has the meaning set forth in Section 3 hereof.

“Common Stock” means the Common Stock, par value $0.10 per share, of the Company.

“Duly Endorsed” means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the Financial Industry Regulatory Authority.

“Exercise Date” means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 10 below.

“Exercise Price” means [ ♦ ].

“Expiration Date” means 5:00 p.m. (Spokane, Washington) on the date that is five (5) years after the Issue Date provided that if such date shall in the City of Spokane, Washington be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the City of Spokane, Washington is not a holiday or a day on which banks are authorized to close.

“Initial Warrant Issue Date” means the date hereof.

“Market Price” means the closing price of the Common Shares on the Common Shares’ Principal Market in the United States or Canada on the last Business Day before the date of issuance of the Warrants

“Person” means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means the OTCBB or the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

Exhibit B - 2

Execution Version

“Trading Day” means any day on which trading occurs on the OTCBB (or such other exchange or market as the Common Shares may trade on in the United States).

“Warrant Shares” means the Common Shares deliverable upon exercise of this Class • Warrant, as adjusted from time to time.

2.

Exercise of Class • Warrant.

(a)

The Holder is entitled to exercise this Class • Warrant in whole or in part at any time on or after the Initial Warrant Issue Date until the Expiration Date.  To exercise this Class • Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto.  No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Class • Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price.  Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  No fractional shares will be issued.

(b)

The Exercise Price may be paid to the Company in cash or by certified or official bank check or bank cashier’s check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

(c)

If the Holder exercises this Class • Warrant in part, this Class • Warrant Certificate shall be surrendered by the Holder to the Company and a new Class • Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company.  The Company shall register the new Class • Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Class • Warrant Certificate to the Person or Persons entitled to receive the same.

(d)

Upon surrender of this Class • Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Class • Warrant Certificate appropriate evidence of ownership of the Common Shares or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

(e)

In no event may the Holder exercise these Class • Warrants in whole or in part unless (i) the Holder certifies that it is an “accredited investor” as defined under Rule 501(a) of Regulation D and makes the representations, warranties and agreements set forth in the exercise subscription form attached hereto, (ii) the Holder certifies that it has an exemption from registration under the U.S. Securities Act and any applicable state securities laws available, and has delivered to the Company an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of the Warrants must be in form and substance reasonably satisfactory to the Corporation, or (iii) the Holder is a non-U.S. person (as defined in Regulation S of the U.S. Securities Act) exercising these Class • Warrants in an “offshore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.

(f)

The Company will not be obligated to issue any fractional shares upon exercise of this Class • Warrant and, upon exercise of this Class • Warrant, the Company shall pay Holder in cash for any fractional shares that otherwise would be issuable.

3.

Cashless Exercise.  Holder may, in its sole discretion, exercise this Class • Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise, elect instead to receive upon such exercise the “net number” of Warrant Shares determined according to the following

Exhibit B - 3

Execution Version

formula (a “Cashless Exercise”):

X =

Y(A-B)

                  A

X =

the number of Warrant Shares to be issued to Holder upon exercise pursuant to this Section 3;

Y =

the number of Warrant Shares issuable upon exercise of the Class • Warrant so surrendered, without giving effect to this Section 3;

 A =

the Market Price of one Common Share as of the day of exercise; and

 B =

the per share Exercise Price in effect on the Initial Warrant Issue Date.

4.

Accelerated Expiration Date.

(a)

If at any time following the Initial Warrant Issue Date the volume weighted average of the Common Shares on the Common Shares’ Principal Market in the United States or Canada exceeds $0.42 (the “Accelerated Expiration Price”) for a period of twenty consecutive trading dates, then on the date that is the 20th consecutive trading date (the “Acceleration Trigger Date”), the Company may, in its sole discretion, accelerate the Expiration Date of this Class • Warrant, in whole or in part, by giving written notice to the Holder within 10 business days of the occurrence thereof and in such case this Class • Warrant, in whole or in part, will expire on the 20th business day after the date on which such notice is given by the Company to the Holder of the Acceleration Trigger Date.

(b)

This Warrant has been issued pursuant to a senior note purchase agreement between the Company and the original holder of this Warrant (the “Purchaser”) dated January 24, 2014 (the “Note Purchase Agreement”).  Upon termination of the Note Purchase Agreement as provided in Section 10 of the Note Purchase Agreement, this Warrant shall remain outstanding and exercisable in accordance with the terms hereof.

5.

Restrictive Legend.  Certificates representing Common Shares issued pursuant to this Class • Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Class • Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

6.

Covenants of the Company.

(a)

The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Class • Warrant such number of its authorized but unissued Common Shares or other securities of the Company from time to time issuable upon exercise of this Class • Warrant as will be sufficient to permit the exercise in full of this Class • Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

(b)

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Class • Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Common Shares receivable upon the exercise of this Class • Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Class • Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any

Exhibit B - 4

Execution Version

public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Class • Warrant.

(c)

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the Common Shares issuable upon exercise of the Class • Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Shares at such adjusted Exercise Price.

(d)

Before taking any action which would result in an adjustment in the number of Common Shares for which this Class • Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)

The Company covenants that during the period the Class • Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

(f)

The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Shares may be listed.

(g)

The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business.

(h)

The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Class • Warrant.

7.

Exchange, Transfer or Assignment of Class • Warrant; Registration.

The Holder agrees that this Class • Warrant is non-transferable.

8.

Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Class • Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on its outstanding Common Shares in Common Shares, (ii) subdivide or reclassify its outstanding Common Shares into a greater number of shares, or (iii) combine or reclassify its outstanding Common Shares into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Class • Warrant.

(c)

No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any

Exhibit B - 5

Execution Version

subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(d)

Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Class • Warrant to be mailed to the Holder.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e)

In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Class • Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Shares, thereafter the number of such other shares so receivable upon exercise of this Class • Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Subsection (a), above.

(f)

Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Class • Warrant, Class • Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Class • Warrant.

(g)

In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 8 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 8 necessary with respect to the Exercise Price then in effect and the number of Common Shares for which the Class • Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder.  Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

9.

Loss or Destruction of Class • Warrant.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Class • Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Class • Warrant Certificate, if mutilated, the Company shall execute and deliver a new Class • Warrant Certificate of like tenor and date.

10.

Notices.  Any notice, demand or delivery authorized by this Class • Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-76143412

Attention:  William Schara

Telephone No.: (509) 768-4468

Facsimile No.: (509) 695-3289

Email: wschara@goldrichmining.com

Exhibit B - 6

Execution Version

With a copy to:

DORSEY & WHITNEY LLP

1400 Wewatta Street, Suite 400

Denver, CO  80202-5647

Attn:  Jason K. Brenkert, Esq.

Fax:  303-629-3450

If to the Holder:

at the address set forth on the last page of this Class • Warrant.

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

11.

Rights of the Holder.  Prior to the exercise of any Class • Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

12.

Governing Law.  THIS CLASS • WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ALASKA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

13.

Amendments; Waivers.  Any provision of this Class • Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

14.

Company Reorganization.  In the event of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company’s obligations hereunder.

************

Exhibit B - 7

Execution Version

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of January 24, 2014.

GOLDRICH MINING COMPANY

By:

Name:

Title:

HOLDER:

______________________________

______________________________

______________________________

(Name and address)

Exhibit B - 8

Execution Version

CLASS • WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Class • Warrant

after delivery of Warrant Exercise Notice)

To:

GOLDRICH MINING COMPANY

The undersigned irrevocably exercises the Class • Warrant for the purchase of _______________ shares (the “Shares”) of Common Shares, par value $0.10 per share, of GOLDRICH MINING COMPANY (the “Company”) at $______________ per Share (the Exercise Price currently in effect pursuant to the Class • Warrant).

The undersigned herewith makes payment of $_____________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Class • Warrant Certificate, surrenders this Class • Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Class • Warrant be registered or placed in the name and at the address specified below and delivered thereto.

(Check one)

The undersigned holder (i) at the time of exercise of these Warrants is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising these Warrants on behalf, or for the account or benefit, of a person in the U.S. or a “U.S. person”; and (iii) did not execute or deliver this Warrant Exercise Form in the United States; or

The undersigned certifies that an exemption from registration under the U.S. Securities Act and any applicable state securities laws is available, and attached hereto is an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of these Warrants must be in form and substance reasonably satisfactory to the Corporation; or

The undersigned certifies that the undersigned is an “accredited investor” as defined under Rule 501(a) of Regulation D and has delivered herewith a duly-executed U.S. Accredited Investor Certificate in the form set forth below.

The undersigned acknowledges that the certificates representing the Common Shares issuable upon exercise of this Warrant will bear a legend restricting their transfer under the U.S. Securities Act and applicable state securities laws.

Number of Common Shares beneficially owned or deemed beneficially owned by the Holder on the date of

Exercise: _________________________

Check this box, if applicable:

☐

The undersigned hereby represents that it has either sold the common stock to be issued hereunder or intends to sell such common stock within five (5) business days of receipt of such common stock in compliance with the Plan of Distribution set forth in the Registration Statement file under the U.S. Securities Act in respect to such common stock and in compliance with the applicable securities law.  The undersigned hereby requests that the share certificate representing the common stock be issued without a restrictive legend.

Date:

Exhibit B-9

Execution Version

(Signature of Owner)

(Street Address)

(City)

(State)

(Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Class • Warrant evidenced by the within Class • Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

U.S. Accredited Investor Certificate Follows

Exhibit B-10

Execution Version

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:

GOLDRICH MINING COMPANY

The Purchaser understands and agrees that the shares of common stock issuable upon exercise of the Warrants (collectively, the “Securities”) have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Securities are being offered and sold to the Purchaser in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act.

Capitalized terms used in this certificate and defined in the Warrant to which this certificate is attached have the meaning defined in the Warrant unless otherwise defined herein.

The Purchaser represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

(a)

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(b)

it understands and agrees that the Securities have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Securities are being offered and sold to the Purchaser in reliance upon Rule 506(b) of Regulation D;

(c)

it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(d)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Purchaser must initial “SUB” for the Purchaser, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

  Category 1.

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 2.

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 3.

A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

  Category 4.

An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

Exhibit B-11

Execution Version

  Category 5.

An investment company registered under the United States Investment Company Act of 1940; or

  Category 6.

A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

  Category 7.

A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

 Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

  Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

  Category 10.

A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

  Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

  Category 12.

Any director or executive officer of the Company; or

  Category 13.

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

Exhibit B-12

Execution Version

  Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

  Category 16.

Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(e)

it acknowledges that the Securities are “restricted securities”, as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities, except:

i.

to the Company; or

ii.

outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations; or

iii.

in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

iv.

in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws;

v.

and, in the case of subparagraph (iii) or (iv), it has furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect.

(f)

it understands and acknowledges that the Securities are “restricted securities” as defined in Rule 144 under the U.S. Securities Act and upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act and applicable state securities laws, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY BE

Exhibit B-13

Execution Version

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS IN THESE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” ON STOCK EXCHANGES.”

provided that, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act;

(g)

the Purchaser understands that absent registration pursuant to the U.S. Securities Act, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in “private placements” which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser.  As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time;

(h)

the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Securities is the address listed as the “Purchaser’s Address” on the signature page of the Subscription Agreement;

(i)

it has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

(j)

it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(k)

it understands and acknowledges that (i) if the Company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resale of the Securities, (ii) the Company believes that it likely was previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents and (iii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resale of such Securities;

Exhibit B-14

Execution Version

(l)

it has not purchased the Securities as a result of any form of “general solicitation” or “general advertising” (as used in Rule 502(c) of Regulation D), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by “general solicitation” or “general advertising”; and

(m)

it acknowledges that the representations, warranties and covenants contained in this Certificate are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Securities.  It agrees that by accepting Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated this

 day of

                                   , ______.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Exhibit B-15

Execution Version

Exhibit C

GUARANTY

[See Attached]

Exhibit C - 1

Execution Version

Exhibit D

NON-U.S. PURCHASER REGULATION S CERTIFICATE

The Purchaser understands and agrees that the Offered Securities have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Offered Securities are being offered and sold to the Purchaser in reliance upon the exclusion from such registration requirements available under Rule 903 of Regulation S under the U.S. Securities Act.

Capitalized terms used in this certificate and defined in the Agreement to which this certificate is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Purchaser”) represents warrants and covenants (which representations, warranties and covenants shall survive each Closing), on its own behalf and, if applicable, on behalf of the Disclosed Purchaser, to the Company, (and acknowledges that the Company is relying thereon) that:

(a)

it is purchasing the Offered Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Disclosed Purchaser”), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, neither it nor any Disclosed Purchaser for whose account it is purchasing the Offered Securities is a “Distributor” as defined in Rule 902(d) of Regulation S or has any intention to distribute either directly or indirectly any of the Offered Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Offered Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

neither it nor the Disclosed Purchaser, if any, is a U.S. Person;

(c)

unless it is excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(vi) of Regulation S or a person holding accounts excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S, solely in its capacity as holder of such accounts, (a) it and the Disclosed Purchaser, if any, are not resident in the United States and are not purchasing the Offered Securities for the account or benefit of a U.S. Person or person in the United States, (b) Offered Securities were not offered to it or the Disclosed Purchaser, if any, in the United States and (c) at the time its buy order was made and this Agreement was executed, it (or its authorized signatory) were outside the United States;

(d)

the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(e)

the Purchaser did not receive the offer to purchase the Offered Securities as a result of, nor will it engage in, any directed selling efforts (as defined in Regulation S);

Exhibit D - 1= "LAST PAGE ONLY"  =  0,  =  0) 0 = 1  " "

Execution Version

(f)

the Purchaser agrees not to engage in hedging transactions in the Offered Securities except in compliance with the U.S. Securities Act;

(g)

the Purchaser agrees that prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act with regard to the Offered Securities, it will not offer, sell or transfer, directly or indirectly, any of the Offered Securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration under the U.S. Securities Act;

(h)

the Purchaser acknowledges and agrees that the Company is hereby bound by this Agreement to refuse to register any transfer of the Offered Securities not made in accordance with Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration under the U.S. Securities Act and in compliance with any applicable local laws and regulations;

(i)

the Purchaser acknowledges that upon the issuance of the Offered Securities, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Offered Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the form as set forth in Section 2 of the accompanying Agreement and that the Offered Securities will be subject to the restrictions on transfer set forth therein;

(j)

the Purchaser acknowledges that the Company is not a “foreign issuer” as defined in Regulation S and therefore, pursuant to Rule 905 of Regulation S, the United States securities law legend set forth in Section 2 of the accompanying Agreement may not be removed from certificates representing the Offered Securities upon any resale made pursuant to Rule 903 or 904 of Regulation S; therefore the certificates representing the Offered Securities which bear such legend may not constitute “good delivery” in settlement of transactions on stock exchanges; and

(k)

the Purchaser understands that (i) the Company may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), (ii) if the Company is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the U.S. Securities Act may not be available for resales of the Offered Securities, and (iii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Offered Securities.

The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or any Disclosed Purchaser set forth herein which takes place prior to any Closing.

Dated this 24th day of January, 2014.

Exhibit D - 2= "LAST PAGE ONLY"  =  0,  =  0) 0 = 1  " "

Execution Version

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Exhibit D - 3= "LAST PAGE ONLY"  =  0,  =  0) 0 = 1  " "

Execution Version

Exhibit E

SELLING SHAREHOLDER QUESTIONNAIRE

To:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

Complete and Return with Subscription Agreement

Capitalized terms used herein but not otherwise defined shall have the meaning set forth in that certain Subscription Agreement, by and between Goldrich Mining Company, an Alaska corporation (the “Company”), and the Subscribers thereto.  This Questionnaire is being delivered to you in connection with a registration statement to be filed with the United States Securities and Exchange Commission.  Your securities will not be registered unless you complete this Questionnaire and return it as instructed. In the registration statement, the holders of the shares, whether or not they wish to sell the shares at that time, are referred to as “Selling Shareholders”.

A.

BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)

  (State)  (Zip Code)

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:

Date of formation:

Social Security or Taxpayer Identification No.

Email address of contact person:

Current ownership of securities of the Company:

____Common Shares

Options or warrants to purchase _______ Common Shares (if any)

Number of Shares you are requesting to be registered in the Registration Statement:

_____________ Common Shares

Exhibit E - 1

Execution Version

BENEFICIAL OWNERSHIP INFORMATION: Please describe the beneficial ownership of the shares and/or warrants owned by you or your organization.  If the undersigned is a partnership, limited liability company or similar entity, please identify the individual or individuals with ultimate voting and dispositive power over such shares and/or warrants, typically the investment manager or investment advisor with primary responsibility for this investment.  This information is available from your compliance officer or general counsel.  THE COMPANY WILL NOT BE ABLE TO REGISTER YOUR SECURITIES WITHOUT THIS IMPORTANT INFORMATION.

Exception: This information need not be provided if the undersigned is a publicly traded company.

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

____________________________________________________________________________________

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

[   ] Yes

[   ] No

If yes, please indicate the nature of any such relationships below:

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

If you, any of your associates, or any member of your immediate family had or will have any direct or indirect material interest in any transaction or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2009, or in any currently proposed transactions or series of transactions in which the company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none”, please so state.

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

Are you (i) an FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of an FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member? IN RESPONDING TO THIS QUESTION, INDICATE WHETHER OR NOT YOU ARE A BROKER

Exhibit E - 2

Execution Version

DEALER OR IF YOU ARE AFFILIATED WITH A BROKER DEALER, AND IF SO, STATE THE NATURE OF YOUR AFFILIATION.

[   ] Yes

[   ] No

If “yes,” please describe below

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

FINRA Member.  The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (“FINRA”).

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Person Associated with a member of the FINRA.  The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws.

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of ________, __________, and declares under oath that it is truthful and correct.

Printed Name

By:

Its:

By:

Name:

Title:

Exhibit E - 3

Execution Version

Return a completed and signed Questionnaire with your Subscription Agreement.

Exhibit E - 4

Execution Version

Schedule I

Wire Transfer Information

For The Account Of

Goldrich Mining Company

The Purchase Price should be remitted either by a check denominated in US dollars and payable on a US bank, made to the order of “Goldrich Mining Company” and sent to the beneficiary address below; or should be sent by wire transfer to Goldrich Mining Company using the following bank account and beneficiary:

Bank:

Washington Trust Bank

717 West Sprague

Spokane, WA  99201

Account Name:

Goldrich Mining Company Private Placement

Account Number:

2309373804

ABA Number:

125100089

Beneficiary:

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, WA  99223

Schedule I= "LAST PAGE ONLY"  =  0,  =  0) 0 = 1  " "

Execution Version

Schedule II

Loan Schedule

LOANS

Loan Number	Date of Loan:	Amount of Loan:	Pro Rata Warrants
1	Date of Note Purchase Agreement	$300,000	1,575,000
2	On the thirtieth (30th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$200,000	1,050,000
3	On sixtieth (60th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$300,000	1,575,000
4	On the ninetieth (90th) day following the date of the Note Purchase Agreement (or such earlier date as the Purchaser and the Company may agree)	$200,000	1,050,000
5	On June 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000	2,625,000
6	On September 30, 2014 (or such earlier date as the Purchaser and the Company may agree)	$500,000	2,625,000
TOTAL		$2,000,000	10,500,000

Schedule II

Execution Version

Schedule III

Goldrich Mining Company

Share Capital Structure

Schedule III

Execution Version

Schedule 3(w)

Schedule of Gold Forward Sales Contracts

Holder Name	Funds Received Date	Purchase Amount USD$	London PM Gold Fix USD$/oz	Sales Price USD$/oz Gold	Oz of Gold Sold	Delivery On or Before Date
Lawrence & Fran Scharf	2/14/2013	$ 15,000.00	$ 1,612.25	$ 1,209.19	12.405	11/30/2014
Chen Tsan Li/Chen Yeh	3/25/2013	$200,000.00	$ 1,613.75	$ 1,210.31	165.247	11/30/2014
Ted Huang	3/26/2013	$300,000.00	$ 1,599.25	$ 1,199.44	250.117	11/30/2014
Chen I-Chun	3/28/2013	$100,000.00	$ 1,598.25	$ 1,198.69	83.425	11/30/2014

Total		$615,000.00			511.193

Schedule 3(w)